UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-22504

Clark Fork Trust

(Exact Name of Registrant as Specified in Charter)

218 East Front Street, Suite 205, Missoula, Montana 59802

(Address of Principal Executive Offices)  (Zip Code)

Capitol Services, Inc.

615 S. Dupont Hwy, Dover, DE 19901

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code:  (406) 541-0130

Date of fiscal year end: May 31

Date of reporting period: November 30, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

SEMI-ANNUAL SHAREHOLDER REPORT

November 30, 2024 (Unaudited)

TARKIO FUND

TARKX

ADDITIONAL INFORMATION

This semi-annual shareholder report contains important information about the Tarkio Fund - TARKX (the “Fund”) for the period June 1, 2024 to November 30, 2024.

You can find additional information about the Fund at https://tarkiofund.com. You can also request this information by contacting us at 1-866-738-3629.

expense Information

What were the Fund costs for the past six months?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment *

Tarkio Fund	$63	1.00%

*Annualized

managment’s discussion of fund performance

The Fund identifies companies whose leaders and cultures we feel create a competitive advantage over time, including by engaging employees, delighting customers, adapting and innovating, continuously achieving efficiencies, and continually improving in general, all by employing (i) humility, integrity, and trust; (ii) long-term focus; (iii) purpose and passion; (iv) teamwork in the form of cooperation, rather than internal competition, (v) employee empowerment (driving fear from an organization); and (vi) disciplined capital allocation. We believe these qualities, when implemented together, are strong predictors of long-term compounding. The Fund tries to buy stock in such quality companies at compelling valuations and hold it through fluctuations, short-term economic cycles, and geopolitical and macroeconomic events, as long as they exhibit these long-term compounding characteristics. Any decision whether to subsequently reduce or sell a position depends on whether and to what extent the company’s culture and leadership may drift away from these criteria.

In the second half of the Fund’s fiscal year (6/01/2024-11/30/2024) the stock prices of all the companies in the Fund’s portfolio were subject to a typically high degree of volatility, just like the market in general. The market dropped throughout July and August but then saw overall gains (with continued volatility) through November. The downs and ups of the Fund generally followed the timing of the overall market throughout the period.

Although the Fund and the market were up significantly overall during the period (TARKX +51.13%; S&P 500® Index +33.89%), such volatility provided opportunities for the Fund to purchase stock in a number of high-quality holdings per our criteria at prices we think will provide significant increased value for long-term shareholders. As is often the case, we believe significant stock price fluctuations due to various geopolitical and macroeconomic events represented reactions to temporary conditions. By remaining disciplined and focusing on what we know (rather than worrying about what we cannot predict or control), we believe the Fund capitalized on that volatility to position for long-term compounding. Based on the Fund’s investment activity during the period, we believe we are in a better position than ever to continue to build and compound meaningful wealth for our long-term shareholders.

The companies with the largest share price increases affecting the Fund’s performance during the period were Lumen Technologies (LUMN, +938.0%), GE Vernova (GEV +179.8%), Modine Manufacturing (MOD, +69.2%), Parker Hannifin (PH +64.4%), and Corning (+60.2%). The companies with the largest share price decreases affecting the Fund’s performance during the period were The Manitowoc Company (MTW –28.2%), Cognex (CGNX, –24.8%), The St. Joe Company (JOE –19.6%), and Danaher (DHR –13.4%). All performance numbers in this letter are annualized.

Thank you for your investment in the Tarkio Fund.

Performance graph

AVERAGE ANNUAL RETURNS

	1 Year	5 Years	10 Years
Tarkio Fund	51.13%	14.00%	11.46%
S&P 500 ® Index	33.89%	11.43%	13.33%

Cumulative Performance Comparison of $10,000 Investment

Past performance is not a good predictor of future performance. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Updated performance data current to the most recent month-end can be obtained by calling 1-866-738-3629.

Fund statistics

NET ASSETS:	PORTFOLIO HOLDINGS:	PORTFOLIO TURNOVER:
$191,086,022	37	9.68%

PORTFOLIO ILLUSTRATION

The following chart gives a visual breakdown of the Fund by the sectors the underlying securities represent as a percentage of the portfolio of investments.

Sectors are categorized using Morningstar® classifications

top ten holdings (% of net Assets)

1.	Lumen Technologies, Inc.	15.85%
2.	General Electric Co.	10.85%
3.	Cognex Corp.	9.43%
4.	Manitowoc Company, Inc.	7.32%
5.	Danaher Corp.	4.92%
6.	ESAB Corp.	4.85%
7.	GE Vernova, LLC	4.71%
8.	MillerKnoll, Inc.	3.72%
9.	ATS Corp.	3.64%
10.	Modine Manufacturing Co.	3.47%
	Total % of Net Assets	68.76%

Householding

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Tarkio Fund documents not be householded, please contact Tarkio Fund at 1-866-738-3629, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by Tarkio Fund or your financial intermediary.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, visit https://tarkiofund.com or contact us at 1-866-738-3629.

For a more thorough understanding of our investment process, including a fuller description of our investment criteria and how we apply these criteria to our particular companies, we encourage you to read our quarterly shareholder letters, available at https://tarkiofund.com/shareholder-info.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 7.

Item 7. Financial Statements and Financial Highlights for Open-End Management Companies.

TARKIO FUND

(TARKX)

CLARK FORK TRUST

SEMI-ANNUAL FINANCIAL STATEMENTS

November 30, 2024

(Unaudited)

Tarkio Fund
Schedule of Investments
November 30, 2024 (Unaudited)

Shares		Value

COMMON STOCK - 99.68%

Apparel & Other Finishd Prods of Fabrics & Similar Matl - 0.03%
10,475	FIGS, Inc. Class A *	$ 54,365

Communications Equipment - 0.76%
16,801	Lumentum Holdings, Inc. *	1,461,183

Construction Machinery & Equipment - 8.44%
54,425	Columbus McKinnon Corp.	2,138,358
1,310,425	Manitowoc Co., Inc. (a) *	13,995,339
		16,133,697
Dental Equipment & Supplies - 0.01%
725	Envista Holdings Corp. *	16,160

Drawing & Insulation of Nonferrous Wire - 0.37%
425	Belden, Inc.	52,020
13,475	Corning, Inc.	655,828
		707,848
Electronic & Other Electrical Equipment (No Computer Equipment) - 15.56%
26,925	GE Vernova, Inc. *	8,996,181
113,825	General Electric Co.	20,734,362
		29,730,543
Fire, Marine & Casualty Insurance - 3.92%
12,500	Berkshire Hathaway, Inc. Class B *	6,037,750
1,025	Fairfax Financial Holdings, Ltd. (Canada) *	1,448,561
		7,486,311
General Industrial Machinery & Equipment - 8.49%
212,525	ATS Corp. (Canada) *	6,951,693
71,775	ESAB Corp.	9,264,717
		16,216,410
Industrial Instruments for Measurement, Display & Control - 14.35%
450,825	Cognex Corp.	18,023,984
39,225	Danaher Corp.	9,401,840
		27,425,824
Industrial Trucks, Tractors, Trailers & Stackers - 1.78%
62,250	Terex Corp.	3,410,677

Instruments For Meas & Testing of Electricity & Elec Signals - 0.74%
13,025	Veralto Corp.	1,409,175

Land Subdividers & Developers (No Cemeteries) - 1.71%
63,875	The St. Joe Co.	3,262,735

Miscellaneous Fabricated Metal Products - 3.23%
8,775	Parker Hannifin Corp.	6,167,947

Motor Vehicle Parts & Accessories - 3.47%
48,850	Modine Manufacturing Co. *	6,633,341

Office Furniture - 3.72%
282,575	MillerKnoll, Inc.	7,103,935

Optical Instruments & Lenses - 2.75%
52,425	Coherent Corp. *	5,250,888

Orthopedic, Prosthetic & Surgical Appliances & Supplies - 3.37%
132,075	Enovis Corp. *	6,446,581

Printed Circuit Board - 0.55%
53,175	Kimball Electronics, Inc. *	1,042,762

Retail-Catalog & Mail-Order Houses - 0.03%
300	Amazon.com, Inc. *	62,367

Retail-Eating Places - 0.11%
3,550	Chipotle Mexican Grill, Inc. *	218,396

Retail-Home Furniture, Furnishings & Equipment Stores - 0.01%
3,425	Container Store Group, Inc.	11,988

Retail-Variety Stores - 1.22%
2,400	Costco Wholesale Corp.	2,332,512

Services-Business Services - 0.88%
14,150	Global Payments, Inc.	1,683,284

Services-Home Health Care Services - 0.25%
48,075	AdaptHealth Corp. *	482,192

Steel Works, Blast Furnaces & Rolling Mills (Coke Ovens) - 1.11%
13,650	Nucor Corp.	2,111,519

Telephone & Telegraph Apparatus - 1.37%
37,575	Ciena Corp. *	2,619,729

Telephone Communications (No Radiotelephone) - 15.85%
4,127,225	Lumen Technologies, Inc. *	30,293,832

Textile Mills Products - 1.22%
87,875	Interface, Inc.	2,333,081

Totalizing Fluid Meters & Counting Devices - 3.30%
160,500	Vontier Corp.	6,301,230

X-Ray Apparatus & Tubes & Related Irradiation Apparatus - 1.09%
24,925	GE HealthCare Technologies, Inc.	2,074,259

TOTAL FOR COMMON STOCK (Cost $97,279,042) - 99.68%		190,484,771

MONEY MARKET FUND - 0.34%
647,285	Federated Government Obligations Fund - Institutional Class 4.50% ** (Cost $647,285)	647,285

TOTAL INVESTMENTS (Cost $97,926,327) - 100.02%		191,132,056

LIABILITIES LESS OTHER ASSETS - (0.02%)		(46,034)

NET ASSETS - 100.00%		$ 191,086,022

* Non-income producing securities during the period.

** The rate shown represents the 7-day yield at November 30, 2024.
(a) The Fund and the Adviser, in combination, owned more than 5% of the outstanding voting shares of the company during the six months ended November 30, 2024.

The accompanying notes are an integral part of these financial statements.

Tarkio Fund
Statement of Assets and Liabilities
November 30, 2024 (Unaudited)

Assets:
Investments in Securities, at Value (Cost $82,365,153)	$177,136,717
Investment in Affiliated Security, at Value (Cost $15,561,174)	13,995,339
Cash	1,000
Receivables:
Shareholder Subscriptions	6,001
Dividends	104,618
Total Assets	191,243,675
Liabilities:
Payables:
Shareholder Redemptions	697
Accrued Adviser Fees	117,717
Accrued Service Fees	39,239
Total Liabilities	157,653
Net Assets	$191,086,022

Net Assets Consist of:
Paid In Capital	$ 92,020,957
Distributable Earnings	99,065,065
Net Assets, for 5,883,532 Shares Outstanding (unlimited shares authorized)	$191,086,022

Net asset value, offering price, and redemption price per share	$ 32.48

The accompanying notes are an integral part of these financial statements.

Tarkio Fund
Statement of Operations
For the Six Months Ended November 30, 2024 (Unaudited)

Investment Income:
Dividends	$ 420,016
Total Investment Income	420,016

Expenses:
Advisory Fees (Note 4)	633,163
Service Fees (Note 4)	211,055
Total Expenses	844,218

Net Investment Loss	(424,202)

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain on Investments	4,558,367
Net Realized Gain on Affiliated Investments	-
Net Change in Unrealized Appreciation on Investments	37,655,509
Net Change in Unrealized Depreciation on Affiliated Investments	(1,275,524)
Net Realized and Unrealized Gain on Investments	40,938,352

Net Increase in Net Assets Resulting from Operations	$ 40,514,150

The accompanying notes are an integral part of these financial statements.

Tarkio Fund
Statements of Changes in Net Assets

	(Unaudited)
	Six Months
	Ended	Year Ended
	11/30/2024	5/31/2024
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (424,202)	$ (511,610)
Net Realized Gain on Investments	4,558,367	2,616,948
Net Realized Gain (Loss) on Affiliated Investments	-	(377,334)
Net Change in Unrealized Appreciation on Investments	37,655,509	31,154,502
Net Change in Unrealized Depreciation on Affiliated Investments	(1,275,524)	(1,274,768)
Net Increase in Net Assets Resulting from Operations	40,514,150	31,607,738

Distributions to Shareholders:
Distributions	-	(4,205,623)
Total Dividends and Distributions Paid to Shareholders	-	(4,205,623)

Capital Share Transactions (Note 5):
Proceeds from Sale of Shares	1,578,866	2,508,244
Net Asset Value of Shares Issued on Reinvestment of Dividends	-	4,205,622
Cost of Shares Redeemed	(5,343,548)	(6,706,105)
Net Increase (Decrease) in Net Assets from Shareholder Activity	(3,764,682)	7,761

Net Assets:
Net Increase in Net Assets	36,749,468	27,409,876
Beginning of Period/Year	154,336,554	126,926,678
End of Period/Year	$ 191,086,022	$ 154,336,554

The accompanying notes are an integral part of these financial statements.

Tarkio Fund
Financial Highlights
Selected data for a share outstanding throughout each period/year.

	(Unaudited)
	Six Months
	Ended		Years Ended
	11/30/2024		5/31/2024	5/31/2023	5/31/2022	5/31/2021	5/31/2020

Net Asset Value, at Beginning of Period/Year	$ 25.63		$ 21.11	$ 25.87	$ 31.60	$ 16.48	$ 18.00

Income (Loss) From Operations:
Net Investment Income (Loss) *	(0.07)		(0.08)	(0.05)	0.05	0.15	0.02
Net Realized and Unrealized Gain (Loss) on Investments	6.92		5.30	(2.66)	(5.35)	15.09	(0.51)
Total from Investment Operations	6.85		5.22	(2.71)	(5.30)	15.24	(0.49)

Distributions:
Net Investment Income	-		-	(0.05)	(0.04)	(0.12)	(0.03)
Realized Gains	-		(0.70)	(2.00)	(0.39)	-	(1.00)
Total from Distributions	-		(0.70)	(2.05)	(0.43)	(0.12)	(1.03)

Net Asset Value, at End of Period/Year	$ 32.48		$ 25.63	$ 21.11	$ 25.87	$ 31.60	$ 16.48

Total Return **	26.73%	***	25.07%	(9.63)%	(16.95)%	92.70%	(3.67)%

Ratios/Supplemental Data:
Net Assets at End of Period/Year (Thousands)	$ 191,086		$ 154,337	$ 126,927	$ 143,079	$ 168,576	$ 91,013
Ratio of Expenses to Average Net Assets	1.00%		1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.50)%		(0.36)%	(0.24)%	0.17%	0.62%	0.13%
Portfolio Turnover	9.68%	***	6.91%	19.20%	12.86%	12.32%	18.76%

* Per share net investment income (loss) has been determined on the basis of average shares method.
** Total Return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of all Fund distributions.

*** Not Annualized
The accompanying notes are an integral part of these financial statements.

Tarkio Fund

NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 2024 (UNAUDITED)

1.   ORGANIZATION

The Clark Fork Trust (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”) and was organized as a statutory trust under the laws of Delaware by the filing of a Certificate of Trust on October 28, 2010. The Trust is authorized to issue one or more series of beneficial interests and issue classes of any series or divide shares of any series into two or more separate classes. The Trust currently consists of one series of units of beneficial interest (“shares”) called the Tarkio Fund (the “Fund”). The Fund is a non-diversified fund. The investment adviser to the Fund is Front Street Capital Management, Inc. (the “Adviser”).

The Fund’s investment objective is long term growth of capital.

2.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946-Financial Services-Investment Companies.

SECURITIES VALUATIONS: All investments in securities are recorded at their estimated fair value as described in Note 3.

FEDERAL INCOME TAXES: The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2021-2023), or expected to be taken in the Fund’s 2024 year-end tax returns. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations when incurred. During the six months ended November 30, 2024, the Fund did not incur any interest or penalties.

USE OF ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

INVESTMENT INCOME AND SECURITIES TRANSACTIONS: The Fund records security transactions on the trade date. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on sale of investment securities. Withholding taxes on foreign dividends have been provided in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

3. SECURITIES VALUATIONS

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information that is available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS: The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. The Board of Trustees (the “Board”) has delegated day-to-day responsibility for oversight of the valuation of the Fund’s assets to the Fund’s Adviser (the “Valuation Designee”) pursuant to Rule 2a-5 under the 1940 Act and the Fund’s Valuation Policies and Procedures.

Equity securities (common stock) - Equity securities are valued by using market quotations furnished by a pricing service when the Valuation Designee believes such prices accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is valued by the pricing service at its last bid price. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. When market quotations are not readily available, or when the Valuation Designee determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, such securities are valued at a fair value as determined by the Valuation Designee in good faith, in accordance with guidelines adopted by and subject to review of the Board. Manually priced securities held by the Fund (if any) are reviewed by the Board on a quarterly basis, and are categorized as Level 2 or 3, depending on the inputs used.

Money market funds are generally priced at the most recent net asset value (“NAV”) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of November 30, 2024:

Valuation Inputs of Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$ 168,089,178	$ 22,395,593	$ -	$ 190,484,771
Money Market Fund	647,285	-	-	647,285
Total	$ 168,736,463	$ 22,395,593	$ -	$ 191,132,056

* See the Schedule of Investments for common stock listed by industry.

The Fund did not hold any Level 3 assets or derivative instruments at any time during the six months ended November 30, 2024.

AFFILIATED COMPANIES: If a Fund and/or Adviser owns 5% or more of the outstanding voting securities, either directly or indirectly, of a particular issuer, the 1940 Act deems such an issuer to be an “affiliate” of the Fund. As of and during the six months ended November 30, 2024, the Fund and Adviser, in combination, owned 5% or more of the outstanding voting securities of the issuers identified in the table below and therefore those issuers are considered affiliates of that Fund for purposes of the 1940 Act.

The Manitowoc Co., Inc.
Fair Value as of May 31, 2024	$ 12,287,043
Purchases	2,983,820
Sales	-
Net Realized Gain on Sale of Investments	-
Net Change in Unrealized Depreciation on Investments Held at Period End	(1,275,524)
Fair Value as of November 30, 2024	$ 13,995,339
Share Balance as of November 30, 2024	1,310,425
Dividend Income	$ -

4.  RELATED PARTY TRANSACTIONS

INVESTMENT ADVISER: Front Street Capital Management, Inc. serves as investment adviser to the Fund. Subject to the authority of the Board, the Adviser is responsible for management of the Fund’s investment portfolio. The Adviser is responsible for selecting the Fund’s investments according to the Fund’s investment objective, policies, and restrictions. As compensation for its management services, the Fund is obligated to pay the Adviser an advisory fee computed and accrued daily and paid monthly in arrears at an annual rate of 0.75% of the average daily net assets of the Fund under the Investment Advisory Agreement (“Agreement”). For the six months ended November 30, 2024, the Adviser earned $633,163 in advisory fees. At November 30, 2024, the Fund owed the Adviser $117,717.

The Fund entered into a Services Agreement with the Adviser. Under the Services Agreement the Adviser is obligated to provide executive and administrative services, assist in the preparation of the Trust’s tax returns and various reports to shareholders, and provide non-investment related statistical and research services. In addition, the Adviser is also obligated to pay for certain operational expenses of the Fund including those related to transfer agency, fund accounting, audit, legal, and chief compliance officer services. Under the Services Agreement, the Adviser receives a fee of 0.25% of the average daily net assets of the Fund. For the six months ended November 30, 2024, the Adviser earned $211,055 in service fees. As of November 30, 2024 the Fund owed $39,239 in service fees to the Adviser.

Under the Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. The Adviser pays the operating expenses of the Fund excluding advisory fees and service fees payable under the Agreement and the Services Agreement and the Fund pays all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of the non-interested person Trustees, fees and expenses of acquired funds, and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Board and officers with respect thereto.

Some of the officers, and one Trustee, of the Trust are also officers of the Adviser.

5.  CAPITAL SHARE TRANSACTIONS

Transactions in capital stock were as follows:

	Six Months Ended November 30, 2024		Year Ended May 31, 2024
	Shares	Amount	Shares	Amount
Shares sold	55,139	$ 1,578,866	106,215	$ 2,508,244
Shares issued in reinvestment of dividends	-	-	180,035	4,205,622
Shares redeemed	(194,079)	(5,343,548)	(276,963)	(6,706,405)
Net increase (decrease)	(138,940)	$ (3,764,682)	9,287	$ 7,761

6. INVESTMENT TRANSACTIONS

For the six months ended November 30, 2024, purchases and sales of investment securities, other than short-term investments, were as follows:

Purchases

Investment Securities $16,422,644

Sales

Investment Securities $20,822,412

7. TAX INFORMATION

As of May 31, 2024, the net unrealized appreciation of investments for tax purposes was as follows:

Gross Appreciation	$ 74,415,444
Gross (Depreciation)	(18,129,358)
Net Appreciation on Investments	$ 56,286,086

At May 31, 2024, the aggregate cost of securities for federal income tax purposes was $98,297,399.

As of the fiscal year ended May 31, 2024, the components of distributable earnings/(accumulated losses) on a tax basis are as follows:

Accumulated undistributed capital gain	$ 2,541,126
Post December loss deferral	(276,297)
Unrealized appreciation	56,286,086
$ 58,550,915

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following year. The Fund incurred and elected to defer $276,297 of such ordinary late year losses.

The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

The Fund has recorded a reclassification in the capital accounts. As of May 31, 2024, the Fund recorded permanent book/tax differences of $485,677 from distributable earnings to paid in capital primarily due to net operating loss forfeiture and the utilization of earnings and profits distributed to shareholders on redemption of shares. This reclassification has no impact on the net asset value of the Fund.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended May 31, 2024 and 2023 were as follows:

	2024	2023
Ordinary Income	$ -	$ 683,158
Long-Term Capital Gain	$ 4,205,623	$10,641,652

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP.

The Fund did not pay any distributions for the six months ended November 30, 2024.

9. COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

10. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2 (a) (9) of the 1940 Act. As of November 30, 2024, Charles Schwab & Co., Inc. held in an omnibus account for the benefit of others approximately 33.02% of the voting securities of the Fund. The Fund does not know whether any underlying account of Charles Schwab & Co., Inc., owned or controlled 25% of the voting securities of the Fund. As of November 30, 2024, SEI Trust Co. held in an omnibus account for the benefit of others approximately 55.50% of the voting securities of the Fund. The Fund does not know whether any underlying account of SEI Trust Co., owned or controlled 25% of the voting securities of the Fund.

11. MARKET RISK

Overall market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions and depressions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s net asset value, and may impair market liquidity, thereby increasing liquidity risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

12. NEW ACCOUNTING PRONOUNCEMENTS

In September 2023, the SEC adopted a final rule relating to “Names Rule” under the 1940 Act. The amendments expanded the rule to require more funds to adopt an 80 percent investment policy, including funds with names suggesting a focus in investments with particular characteristics (e.g., growth or value) or with terms that reference a thematic investment focus (e.g., environmental, social, or governance factors). The amendments will require that a fund review its name for compliance with the rule. If needed, a fund may need to adopt an 80 percent investment policy and review its portfolio assets' treatment under such policy at least quarterly. The rule also requires additional prospectus disclosure and reporting and record keeping requirements. The amendments became effective on April 9, 2024. The compliance date is February 9, 2026 for Funds with more than $1 billion in assets and August 9, 2026 for Funds with less than $1 billion in assets. Management is currently evaluating the impact of the new rule.

13. SUBSEQUENT EVENTS

On December 13, 2024, the Fund declared the following distributions to shareholders of record as of December 13, 2024:

Total Distribution Per Share Amount

Long-Term $ 2,521,808 $0.43

The Fund is required to recognize in its financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated the impact of all subsequent events on the Fund through the issuance date of these financial statements and has noted no additional events requiring accounting or disclosure.

Tarkio Fund

ADDITIONAL INFORMATION

NOVEMBER 30, 2024 (UNAUDITED)

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended May 31, are available without charge upon request by (1) calling the Fund at (800) 231-2901 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC's website at http://www.sec.gov.

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus, which contains information about the Fund’s advisory fee and expenses. Please read the prospectus carefully before investing.

Item 8.  Changes in and Disagreements with Accountants for Open-End Management Investment Companies. Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies. Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies. The information is included as part of the material filed under Item 7 of this Form.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract. The information is included as part of the material filed under Item 7 of this Form.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 13.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 14.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 15.  Submission of Matters to a Vote of Security Holders.

The guidelines applicable to shareholders desiring to submit recommendations for nominees to the Registrant's board of trustees are contained in the Trust’s Statement of Additional Information.

Item 16.  Controls and Procedures.

(a)        The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act. Based on their review, such officers have concluded that the disclosure controls and procedures were effective in ensuring that information required to be disclosed in this report was appropriately recorded, processed, summarized and reported within the time periods specified by the Securities and Exchange Commission’s rules and forms.

(b)       There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19.  Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required pursuant to Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3) Not applicable.

(b)       Certifications pursuant to Rule 30a-2(b) under the 1940 Act are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Clark Fork Trust

By /s/ Russell T. Piazza

     Russell T. Piazza

     Chairman of the Board, Principal Executive Officer

Date: January 31, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Russell T. Piazza

      Russell T. Piazza

      Chairman of the Board, Principal Executive Officer

Date January 31, 2025

By /s/ Michele Blood

      Michele Blood

      Principal Financial Officer, Treasurer

Date January 31, 2025